UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2015

______________________________

FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 30, 2015, the Federal Housing Finance Agency (“Finance Agency”), which is the primary regulator of the Federal Home Bank of Indianapolis (“Bank”), notified the Bank of the Finance Agency’s non-objection to pending adjustments to the annual base salaries of two Named Executive Officers (“NEOs”) of the Bank, Gregory L. Teare (Senior Vice President - Chief Financial Officer) and K. Lowell Short, Jr. (Senior Vice President - Chief Accounting Officer). The Finance Agency’s non-objection to the adjustments was provided pursuant to its executive compensation regulation.
The Bank’s President - Chief Executive Officer, Cindy L. Konich, made the base salary adjustments as a result of these NEOs’ acceptance of additional management responsibilities. Specifically, Mr. Teare was appointed as the Bank’s Chief Financial Officer effective February 9, 2015. At the same time, Mr. Short assumed executive responsibility for the Bank’s Community Investment Department. Mr. Teare and Mr. Short serve as the Bank’s Principal Financial Officer and Principal Accounting Officer, respectively, under the rules of the Securities and Exchange Commission (“SEC”). Mr. Teare’s annual base salary was increased from $284,830 to $350,012, and Mr. Short’s annual base salary was increased from $290,992 to $295,022. These adjustments are retroactive to February 9, 2015.
A description of other compensation and benefits provided or made available to the Bank’s Executive Officers, including Mr. Teare and Mr. Short, may be found in Item 11 - Executive Compensation of the Bank’s Annual Report on Form 10-K filed with the SEC on March 13, 2015.

Safe Harbor Statement

This document may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events or performance. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or the negative of these terms or comparable terminology. Any forward-looking statement contained in this document reflects our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.

Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2015

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/DANIEL A. LANE
Daniel A. Lane
First Vice President - General Counsel